UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     November 14, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                 56-1574675
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


             301 S. College Street, Suite 3850
                 Charlotte, North Carolina                          28202
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         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code            (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                     Total number of pages: 3

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Item 3.02 Unregistered Sales of Equity Securities

         On October 21 2005, BNP Residential Properties, Inc. ("we," "our," or the "company") notified the holder of our Series B Cumulative Convertible Preferred Stock ("preferred stock") that the company was exercising its option to redeem all 909,090 shares of the preferred stock effective December 20, 2005. The holder of all of the preferred stock was Preferred Investment I, LLC (the "holder"), a New Jersey limited liability company of which Peter J. Weidhorn is the managing member. Mr. Weidhorn is also a member of our board of directors.

         In accordance with the certificate of designation governing the preferred stock, the holder elected to convert all of the shares of preferred stock to shares of the company's common stock. The company and the holder agreed to complete the conversion on November 14, 2005. Accordingly, on November 14, 2005, the company issued 909,090 shares of its common stock, $0.01 par value per share, and canceled 909,090 shares of preferred stock. The transaction was accomplished pursuant to the exemption from registration under Sections 3(a)(9) and 4(2) of the Securities Act of 1933.

         On November 14, 2005, we issued a press release announcing and describing this transaction. A copy of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated November 14, 2005, issued by BNP Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BNP Residential Properties, Inc.
                                    (Registrant)


November 15, 2005                      /s/ Pamela B. Bruno
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                                    Pamela B. Bruno
                                    Vice President, Treasurer and
                                    Chief Financial Officer

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